Exhibit 99.1

Vireo Growth Inc. Announces Share Buyback Program

MINNEAPOLIS, Minnesota, August 13, 2026 – Vireo Growth Inc. ("Vireo" or the "Company") (CSE: VREO; OTCQX: VREOF), a leading vertically integrated cannabis company and agricultural markets platform, today announced it has received authorization from the Company’s Board of Directors to commence a share buyback program (“Buyback Program”). Pursuant to a normal course issuer bid (“NCIB”), commencing on August 17, 2026, the Company may repurchase up to 2,426,872 subordinate voting shares of the Company (“Subordinate Voting Shares”), in the open market. As of August 13, 2026, the Company had 48,517,509 Subordinate Voting Shares and 7,718 Multiple Voting Shares issued and outstanding, with the Multiple Voting Shares convertible into an additional 771,800 Subordinate Voting Shares.

“Over the past several months, we have made significant progress executing on our growth strategy,” said Vireo’s Chief Executive Officer, John Mazarakis. “As we work to close these transformative transactions and integrate our expanded operations, we believe initiating this normal course issuer bid represents a prudent and disciplined use of capital. We believe that our current market valuation does not fully reflect the strength of our business, the progress we have made, or the long-term value we are building. This share buyback program reflects our confidence in that opportunity and provides us with another tool to drive long-term returns for our shareholders."

Subordinate Voting Shares may be purchased through the facilities of the Canadian Securities Exchange (“CSE”), subject to applicable legal, regulatory and contractual requirements. All purchases made will be through the selected purchasing member, Haywood Securities Inc. (“Haywood”).

In connection with the Buyback Program, the Company has entered into an automatic repurchase plan (the "APP") with Haywood that permits purchases of Subordinate Voting Shares during periods when the Company might otherwise be restricted from trading. Under the APP, Haywood has discretion to purchase Subordinate Voting Shares on behalf of the Company at prices up to, but not exceeding, US$18.75 per Subordinate Voting Share, subject to the APP’s pre-established trading parameters and applicable securities laws. The APP was established at a time when the Company was not in possession of any material non-public information and may be amended, suspended or terminated in accordance with its terms.

The total number of Subordinate Voting Shares purchased, timing of purchases, and share price are dependent upon market conditions and business considerations, any applicable securities law requirements, CSE rules and any determination of best use of cash available at the time. Any Subordinate Voting Shares purchased will be cancelled. The Buyback Program will expire on August 17, 2027 and may be suspended, terminated or amended in accordance with applicable law, CSE requirements and the terms of the APP and the Company’s agreement with Haywood. While the Company intends to proceed with the Buyback Program, it is under no obligation to purchase any Subordinate Voting Shares for the duration of the Buyback Program.

About Vireo Growth Inc.

Vireo Growth Inc. (CSE: VREO; OTCQX: VREOF) is a leading vertically integrated cannabis company building a broad platform across cannabis and adjacent agricultural markets. The Company operates cultivation, manufacturing, retail dispensaries, home delivery, distribution, and agricultural supply businesses across the United States, creating exposure to both cannabis and complementary adjacent markets. With current operations in 10 states and more than 170 dispensaries nationwide, Vireo combines disciplined capital allocation, strategic acquisitions, and local market execution to scale its platform and drive long-term shareholder value. The Company is focused on expanding market share and strengthening its portfolio of consumer brands and services, while supporting the customers, employees, shareholders, and communities it serves. For more information about Vireo, visit www.vireogrowth.com.

Contact Information

Lynn Ricci

Director Investor Relations & Corporate Communications

investor@vireogrowth.com

1 (781) 956-7052

Cautionary Note Regarding Forward-Looking Information

This press release contains “forward-looking information” or “forward-looking statements” within the meaning of applicable United States and Canadian securities legislation (referred to herein as “forward-looking information”). Forward-looking information contained in this press release may be identified by the use of words such as “should,” “believe,” “estimate,” “would,” “looking forward,” “may,” “continue,” “expect,” “expected,” “will,” “likely,” “subject to,” and variations of such words and phrases, or any statements or clauses containing verbs in any future tense and includes, but is not limited to, statements regarding the Company’s expectations with respect to the Buyback Program and the NCIB, including the anticipated commencement and expiration dates of the NCIB, the maximum number of Subordinate Voting Shares that may be repurchased, the timing, price and amount of any purchases, the use and operation of the APP, the Company’s ability or intention to purchase Subordinate Voting Shares, the cancellation of any Subordinate Voting Shares purchased under the NCIB, the Company’s capital allocation strategy, the Company’s growth strategy, the closing and integration of pending or future transactions, the expansion of the Company’s operations, and the Company’s long-term business prospects and shareholder value creation. Forward-looking information includes both known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company or its subsidiaries to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements or information contained in this press release. Forward-looking information is based upon a number of estimates and assumptions of management, believed but not certain to be reasonable, in light of management’s experience and perception of trends, current conditions, and expected developments, as well as other factors relevant in the circumstances, including assumptions in respect of current and future market conditions, the current and future regulatory environment, and the availability of licenses, approvals and permits.

Although the Company believes that the expectations and assumptions on which such forward looking information is based are reasonable, the reader should not place undue reliance on the forward-looking information because the Company can give no assurance that they will prove to be correct. Actual results and developments may differ materially from those contemplated by these statements. Forward-looking information is subject to a variety of risks and uncertainties that could cause actual events or results to differ materially from those projected in the forward looking information. Such risks and uncertainties include, but are not limited to: the Company’s ability to commence, continue, amend, suspend or terminate the Buyback Program or the NCIB; the possibility that the Company may purchase fewer than the maximum number of Subordinate Voting Shares authorized for repurchase, or may not purchase any Subordinate Voting Shares at all; changes in the market price, trading volume or liquidity of the Subordinate Voting Shares; the Company’s determination of the best use of available cash at any particular time; the availability of cash resources and liquidity to fund repurchases while continuing to execute the Company’s business plan; compliance with applicable securities laws, CSE rules and contractual requirements; the operation, amendment, suspension or termination of the APP; the discretion exercised by Haywood under the APP within pre-established trading parameters; the impact of the Buyback Program on the Company’s capital structure, liquidity, financial condition and results of operations; the Company’s ability to close pending transactions, integrate expanded operations and realize expected benefits from its growth strategy; risks related to the timing and content of adult-use legislation in markets where the Company currently operates; current and future market conditions, including the market price of the subordinate voting shares of the Company; risks related to epidemics and pandemics; federal, state, local, and foreign government laws, rules, and regulations, including federal and state laws and regulations in the United States relating to cannabis operations and any changes to such laws or regulations; operational, regulatory and other risks; execution of business strategy; management of growth; difficulties inherent in forecasting future events; risks inherent in an agricultural business; risks inherent in a manufacturing business; liquidity and the ability of the Company to raise additional financing to continue as a going concern; the Company’s ability to meet the demand for flower in its various markets; the Company’s ability to dispose of our assets held for sale at an acceptable price or at all; and risk factors set out in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on EDGAR with the U.S. Securities and Exchange Commission at www.sec.gov and filed with the Canadian securities regulators and available under the Company’s profile on SEDAR+ at www.sedarplus.com.

The statements in this press release are made as of the date of this release. Except as required by law, the Company undertakes no obligation to update any forward-looking statements or forward-looking information to reflect events or circumstances after the date of such statements.